UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
September 13, 2007
Date of Report (Date of earliest event reported)
DIRECTED ELECTRONICS, INC.
(Exact Name of Registrant as Specified in Its Charter)

FLORIDA	000-51664	65-0964171

(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)
1 VIPER WAY
VISTA, CALIFORNIA
92081
(Address of Principal Executive Offices) (Zip Code)
(760) 598-6200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-3.2
EX-10.2
EX-10.22
EX-99.1

Item 1.01. Entry into a Material Definitive Agreement.
     As described in our previous filings with the Securities and Exchange Commission, we enter into indemnification agreements with each of our directors and executive officers to give these persons additional contractual assurances regarding the scope of the indemnification set forth in our articles of incorporation and bylaws and to provide additional procedural protections. On September 13, 2007, in connection with his election to our board of directors as described below in Item 5.02, we entered into an indemnification agreement with Seth R. Johnson in substantially the same form as the form of indemnification agreement executed by our other directors and executive officers. In addition, we entered into indemnification agreements with Ronald F. Dutt, our Executive Vice President and Chief Financial Officer, and Joe Steven Wood, our Vice President - Sales. The form of indemnification agreement was originally filed as Exhibit 10.22 to our Registration Statement on Form S-1 (file no. 333-127823) filed with the Securities and Exchange Commission on December 1, 2005, is attached hereto as Exhibit 10.22, and is hereby incorporated by reference in this Item 1.01.
     In addition, as described in our previous filings with the Securities and Exchange Commission, we enter into change in control severance agreements with our executive officers to encourage these officers’ full attention and dedication to our company currently and in the event of any proposed change in control, and to provide these officers with individual financial security. We entered into change in control severance agreements with Ronald F. Dutt, Joe Steven Wood, and KC Bean, our Vice President and General Counsel. The form of change in control severance agreement was originally filed as Exhibit 10.2 to our Registration Statement on Form S-1 (file no. 333-127823) filed with the Securities and Exchange Commission on November 16, 2005, is attached here to as Exhibit 10.2, and is hereby incorporated by reference in this Item 1.01.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     Effective September 13, 2007, our board of directors elected Seth R. Johnson to serve as a Class II director of our company. There was no arrangement or understanding pursuant to which Mr. Johnson was elected as a director, and since the beginning of our last fiscal year there have been no related party transactions between Mr. Johnson and our company. Mr. Johnson replaced Edmond Thomas as Chairman of our Audit Committee. Mr. Thomas will continue to serve on our Audit Committee.
     On September 17, 2007, we issued a press release announcing the election of Mr. Johnson to our board of directors. A copy of the press release is attached hereto as Exhibit 99.1.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Effective September 13, 2007, our board of directors amended Article V of our amended and restated bylaws to provide us with the ability to issue uncertificated shares of our common stock as required by The Nasdaq Stock Market. Our ability to issue uncertificated shares enables us to participate in the direct registration system administered by The Depository Trust Company. The direct registration system will allow our shareholders to have shares of our common stock registered in their names without the issuance of physical certificates and will give our shareholders the ability to electronically transfer shares to brokers in order to effect transactions without the need to transfer physical certificates. Shareholders will still be entitled to stock certificates if they so request in writing.
     The full text of our amended and restated bylaws is attached as Exhibit 3.2 to this Form 8-K and Article V of our amended and restated bylaws is incorporated by reference in this Item 5.03.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit
Number

3.2	Amended and Restated Bylaws of Directed Electronics, Inc.

10.2	Form of Change in Control Severance Agreement

10.22	Form of Indemnification Agreement

99.1	Press Release from Directed Electronics, Inc., dated September 17, 2007, entitled “Directed Electronics Appoints Seth R. Johnson to Board”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIRECTED ELECTRONICS, INC.
Date: September 19, 2007	By:	/s/ KC Bean
KC Bean
Vice President and General Counsel

EXHIBIT INDEX
3.2	Amended and Restated Bylaws of Directed Electronics, Inc.

10.2	Form of Change in Control Severance Agreement

10.22	Form of Indemnification Agreement

99.1	Press Release from Directed Electronics, Inc., dated September 17, 2007, entitled “Directed Electronics Appoints Seth R. Johnson to Board”